UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 9, 2009

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc. Hawaiian Electric Company, Inc.	1-8503 1-4955	99-0208097 99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662—Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771—Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Revised information. The Company’s and HECO’s 2008 consolidated financial statements (with Report of Independent Registered Public Accounting Firm thereon), Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A), and Selected Financial Data, which were included in the Company’s Current Report on Form 8-K dated February 19, 2009, filed with the Securities and Exchange Commission (SEC) on February 20, 2009 (February 19, 2009 Form 8-K), have been revised, in each case, to give effect to the retrospective presentation and disclosure requirements of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (SFAS No. 160) (see below). Also, the Company’s information has been revised to give effect to the retrospective application of FASB Staff Position (FSP) Emerging Issues Task Force Issue No. (EITF) 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (see below). Such revised information is filed as HEI Exhibit 99.1 and HECO Exhibit 99.2, respectively, to this Current Report on Form 8-K. All other information in the February 19, 2009 Form 8-K remains unchanged. This Current Report on Form 8-K does not reflect events or developments that occurred after February 20, 2009, and does not modify or update the disclosures therein in any way, other than as required to reflect the adoption of SFAS No. 160 as described below and set forth in the exhibits hereto, which are incorporated herein by reference. Without limiting the foregoing, this filing does not purport to update the Company’s or HECO’s MD&A contained in the February 19, 2009 Form 8-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s and HECO’s Annual Report on Form 10-K for the year ended December 31, 2008 (2008 Form 10-K), Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (Form 10-Q) and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q and other documents filed by the Company and/or HECO with the SEC subsequent to February 20, 2009.

Noncontrolling interests. In December 2007, the FASB issued SFAS No. 160, which requires the recognition of a noncontrolling interest (i.e., a minority interest) as equity in the consolidated financial statements, separate from the parent’s equity, and requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest to be clearly identified and presented on the face of the income statement. Under SFAS No. 160, changes in the parent’s ownership interest that leave control intact are accounted for as capital transactions (i.e., as increases or decreases in ownership), a gain or loss will be recognized when a subsidiary is deconsolidated based on the fair value of the noncontrolling equity investment (not carrying amount), and entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and of the noncontrolling owners. The Company adopted SFAS No. 160 prospectively on January 1, 2009, except for the presentation and disclosure requirements which must be applied retrospectively for all periods presented.

Participating securities. In June 2008, the FASB issued FSP EITF 03-6-1, according to which unvested share-based-payment awards that contain non-forfeitable rights to dividends or dividend equivalents are “participating securities” as defined in EITF 03-6 and therefore should be included in computing earnings per share using the two-class method. The Company adopted FSP EITF 03-6-1 on January 1, 2009. The presentation and disclosure requirements are required to be applied retrospectively for all periods presented. The impact of adoption of FSP EITF 03-6-1 on the Company’s historical financial statements was not material.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

HEI Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

HECO Exhibit 23.2	Consent of Independent Registered Public Accounting Firm

HEI Exhibit 99.1	Revised Selected Financial Data, MD&A and Consolidated 2008 Financial Statements (with Report of Independent Registered Public Accounting Firm thereon)

HECO Exhibit 99.2	Revised Selected Financial Data, MD&A and Consolidated 2008 Financial Statements (with Report of Independent Registered Public Accounting Firm thereon)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Curtis Y. Harada	/s/ Tayne S. Y. Sekimura
Curtis Y. Harada	Tayne S. Y. Sekimura
Vice President, Controller and Chief Accounting Officer	Senior Vice President, Finance and Administration
(Principal Accounting Officer of HEI)	(Principal Financial Officer of HECO)
Date: June 9, 2009	Date: June 9, 2009

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